Capital Management	12 Months Ended
Apr. 30, 2025
Capital Management [Abstract]
CAPITAL MANAGEMENT
15.
CAPITAL MANAGEMENT

The Company’s objectives when managing capital are to ensure sufficient liquidity for operations and adequate funding for growth and capital expenditures while maintaining an efficient balance between debt and equity. As of April 30, 2025 the capital structure of the Company consists of shareholders’ equity of $23.6 million.

The Company makes adjustments to its capital structure upon approval from its Board of Directors, in light of economic conditions and the Company’s working capital requirements. There were no changes in the Company’s approach to capital management during the year. The Company is not subject to any externally imposed capital requirements.